Registration Rights Agreement
Class B Convertible Preferred

THIS REGISTRATION RIGHTS AGREEMENT is made as of the 30th day of September 2006 by and between Freedom Financial Holdings, Inc. (the “Company”), a corporation organized and existing under the laws of the State of Maryland having its principal place of business at Fort Wayne, Indiana and Brian Kistler, an individual, residing at 6461 N 100E, Ossian, Indiana 46777 who is referred to as the “Holder.”

In consideration of the debt owed by the Company to Holder, by virtue of loans Holder made to Company, the debt shall be converted into 304,589 shares of the Corporation's Class B Preferred Stock, $.001 par value, convertible to common stock, $.0001 par value in the aggregate (the "Shares") the parties agree as follows:

1.  Definitions. For purposes of this Agreement:

(a) The term "Act" means the Securities Act of 1933, as amended, together with all applicable regulations of the United States Securities and Exchange Commission ("SEC") promulgated thereunder.

(b) The term "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended, and the declaration or ordering of effectiveness of such registration statement or document.

(c) The term "Registerable Securities" means: (1) the Shares; and (2) any Common Stock, $.0001 par value, of the Corporation issued as (or issuable upon the conversion or exercise of any warrant, right, or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, any and all shares of the Corporation's preferred stock or debt instrument convertible by its terms into shares of the Corporation's Common Stock, $.0001 par value, now or hereafter owned by the Holder, excluding in all cases, however, any Registerable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned.

(d) The number of shares of "Registerable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registerable Securities.

(e) The term "Holder" means any person owning or having the right to acquire Registerable Securities or any assignee thereof in accordance with Section 11 of this Agreement.

2.  Incidental or "Piggyback" Registration.

If (but without any obligation to do so) the Corporation proposes to register (including for this purpose a registration effected by the Corporation for shareholders other than the Holder) any of its Common Stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating to the sale of securities to participants in a Corporation stock option, stock purchase or similar plan, or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registerable Securities), the Corporation shall, at that time, cause to be registered under the Act all of the Registerable Securities that such Holder is entitled to have registered pursuant to this Registration Rights Agreement, the Novation Agreement, and the Subscription Agreement between the Company and Holder.

3.  Obligations of the Corporation.

Whenever required under this Agreement to effect the registration of any Registerable Securities, the Corporation shall, as expeditiously as reasonably possible:

(a) Prepare and file with the SEC a registration statement with respect to such Registerable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holder of a majority of the Registerable Securities registered thereunder, keep such registration statement effective for up to 180 days.

(b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

(c) Furnish to the Holder such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registerable Securities owned by them.

(d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holder, provided that the Corporation shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(f) Notify each Holder of Registerable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(g) Furnish, at the request of any Holder requesting registration of Registerable Securities pursuant to this Agreement, on the date that such Registerable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective: (i) an opinion, dated such date, of the counsel representing the Corporation for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holder requesting registration of Registerable Securities, and (ii) a letter dated such date, from the independent certified public accountants of the Corporation, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holder requesting registration of Registerable Securities.

4.  Furnish Information.

It shall be a condition precedent to the obligations of the Corporation to take any action pursuant to this Agreement with respect to the Registerable Securities of any selling Holder that such Holder shall furnish to the Corporation such information regarding itself, the Registerable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registerable Securities.

5.  Expenses of Incidental or "Piggyback" Registration.

The Corporation shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registerable Securities with respect to the registrations pursuant to Section 2 for each Holder (which right may be assigned as provided in Section 11), including without limitation all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto and the fees and disbursements of one counsel for the selling Holder selected by them, but excluding underwriting discounts and commissions relating to Registerable Securities.

6.  Underwriting Requirements.

In connection with any offering involving an underwriting of shares being issued by the Corporation, the Corporation shall not be required under Section 2 to include any of the Holder's securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Corporation and the underwriters selected by it, and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering by the Corporation. If the total amount of securities, including Registerable Securities, requested by Holder to be included in such offering exceeds the amount of securities sold other than by the Corporation that the underwriters reasonably believe compatible with the success of the offering, then the Corporation shall be required to include in the offering only that number of such securities, including Registerable Securities, which the underwriters believe will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling Holder according to the total amount of securities entitled to be included therein owned by each selling Holder or in such other proportions as shall mutually be agreed to by such selling Holder) but in no event shall: (i) the amount of securities of the selling Holder included in the offering be reduced below 50% of the total amount of securities included in such offering, unless such offering is the initial public offering of the Corporation's securities, in which case the selling Holder may be excluded if the underwriters make the determination described above and no other Holder's securities are included. For purposes of the preceding parenthetical concerning apportionment, for any selling Holder which is a partnership or corporation, the partners, retired partners and shareholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling Holder," and any pro rata reduction with respect to such "selling Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling Holder," as defined in this sentence.

7.  Delay of Registration.

No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

8.  Indemnification.

In the event any Registerable Securities are included in a registration statement under this Agreement:

(a) To the extent permitted by law, the Corporation will indemnify and hold harmless each Holder, any underwriters (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriters within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively Violation): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Corporation of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the act, the 1934 Act or any state securities law; and the Corporation will pay as incurred to each such Holder, underwriter or controlling person, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Corporation (which consent shall not be unreasonably withheld), nor shall the Corporation be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

(b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Corporation, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Corporation within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 8(b), in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided that in no event shall any indemnity under this subsection 8(b) exceed the gross proceeds from the offering received by such Holder.

(c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 10.

(d) The obligations of the Corporation and Holder under this Section 10 shall survive the completion of any offering of Registerable Securities in a registration statement under this Agreement, and otherwise.

9.  Reports Under Securities Exchange Act of 1934.

With a view to making available to the Holder the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Corporation to the public without registration the Corporation agrees to:

(a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after 180 days after the effective date of the first registration statement filed by the Corporation for the offering of its securities to the general public;

(b) File with the SEC in a timely manner all reports and other documents required of the Corporation under the Act and the 1934 Act; and

(c) Furnish to any Holder, so long as the Holder owns any Registerable Securities, forthwith upon request: (i) a written statement by the Corporation that it has complied with the reporting requirements of SEC Rule 144 (at any time after 180 days after the effective date of the first registration statement filed by the Corporation), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Corporation and such other reports and documents so filed by the Corporation, and (iii) such other information as may be reasonable requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

10.  Assignment of Registration Rights.

The rights to cause the Corporation to register Registerable Securities pursuant to this Agreement may be assigned by a Holder to a transferee or assignee of at least 10,000 shares of such securities provided the Corporation is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignees restricted under the Act. The foregoing 10,000 share limitation shall not apply, however, to transfers by an Holder to shareholders or partners of such Holder if all such transferees or assignees agree in writing to appoint a single representative as their attorney in fact for the purpose of receiving any notices and exercising their rights under this Agreement.

11.  "Market Stand-Off" Agreement.

Holder hereby agrees that during the 30-day period following the close of the public offering of the Corporation Act, it shall not, to the extent requested by the Corporation and such underwriter, sell or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Common Stock of the Corporation held by it at any time during such period except Common Stock included in such registration; provided, however, that such agreement shall be applicable only to the first such registration statement of the Corporation which covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering; and

In order to enforce the foregoing covenants, the Corporation may impose stop transfer instructions with respect to the Registerable Securities of each Holder (and the shares or securities of ever other person subject to the foregoing restriction) until the end of such period.

12.  Amendment of Registration Rights.

Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Corporation and the Holder of a majority of the Registerable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future Holder of all such securities, and the Corporation.

13.  Termination of Registration Rights.

No Holder shall be entitled to exercise any right provided for in this Agreement after three (3) years following the consummation of the sale of securities pursuant to a registration statement filed by the Corporation under the Act in connection with the initial firm commitment underwritten offering of its securities to the general public.

14.  Termination of Prior Registration Rights.

Any and all prior registration rights granted to any party hereto are hereby terminated in their entirety and are replaced in their entirety with the rights contained in this Agreement, effective on the date hereof. The provisions of this Section 14 shall be effective as to and as against all Holder of Registerable Securities as defined herein.

15.  Miscellaneous.

(a) Transfer; Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(b) Governing Law. This Agreement shall be governed by and construed under the laws of the State of Indiana as applied to agreements among Indiana residents entered into and to be performed entirely within the State of Indiana.

(c) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(d) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(e) Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by 20 days’ advance written notice to the other parties.

(f) Amendments and Waivers. Other than as provided in Section 16 above, any term of this Agreement may be amended and the observance of any term of this Agreement my be waived either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Corporation and the Holder of a majority of the then outstanding Shares or Registerable Securities issued hereunder. Any amendment or waiver affected in accordance with this Section shall be binding upon each transferee of any Share or Registerable Securities, each future Holder of all such securities, and the Corporation.

(g) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

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(h) Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly canceled.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

FREEDOM FINANCIAL HOLDINGS, INC.
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Robin Hunt, Secretary

HOLDER:
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By: Brian Kistler Print Name and Title: Brian Kistler, CEO Address: 461 N 100 East Ossian, IN 46777